EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Portal Software, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Labuda, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2005

By:	/s/ DAVID LABUDA
David Labuda
Chief Executive Officer
(Principal Executive Officer)

In connection with the Quarterly Report of Portal Software, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald W. Kisling, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2005

By:	/s/ RONALD W. KISLING
Ronald W. Kisling
Chief Financial Officer
(Principal Accounting and Financial Officer)